Fiscal 2024 First Quarter Results JUNE 4, 2024

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Som e of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words o r other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2024 and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or limited supplier distribution rights are terminated; the availability of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability pract ices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficu lties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with importing and exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operat ing flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non- GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA, Adjusted EBITDA margin or Operating Cash Flow Conversion for fiscal 2024 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. or cash provided by or used in operating activities, the most directly comparable GAAP measures, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10- K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended April 28, 2024, and three months ended April 30, 2023, included 13 weeks. The current fiscal year ending February 2, 2025 (“fiscal 2024”) includes 53 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chair & CEO Mark Witkowski Chief Financial Officer Robyn Bradbury SVP, Finance & Investor Relations

Business Update STEVE LECLAIR

CORE & MAIN SNAPSHOT

Key Stats

$11.5B	$6.7B	$910M	$1.1B
Market Cap(1)	FY23 Net Sales	FY23 Adjusted EBITDA(2)	FY23 Operating Cash Flow

Market Reach(1)

350+	~5,500	49	60K+	~5,000	200K+
Branches	Employees	States	Customers	Suppliers	SKUs

Market Share



17%
$39B
TAM(3)

Product Mix



8%
10%
15%
67%

- Pipes, Valves, & Fittings
- Storm Drainage
- Fire Protection
- Meters

Market Mix



20%
42%
38%

- Municipal
- Non-Residential
- Residential

New Construction vs. Repair & Replace



50%
50%

- New Construction
- Repair & Replacement



Headquarters
Branch locations

Leader in Advancing Reliable Infrastructure with Local Service, Nationwide

(1) As of April 28, 2024. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. ▪ End market demand healthy with backlog and bidding activity both trending positively ▪ Beginning to see projects funded by the Infrastructure Investment and Jobs Act in certain parts of the country 6 BUSINESS UPDATE End Markets Growth Initiatives Margins Cash Flow & Capital Allocation ▪ Strong execution across organic growth initiatives to deliver above market growth ▪ Recent acquisitions driving robust contribution to net sales growth ▪ As expected, underlying product margins impacted by normalizing inventory costs ▪ Continue to benefit from margin initiatives and M&A synergies ▪ Achieved positive operating cash flow in a historically lower cash generation quarter ▪ Continue to prioritize investments in growth, deploying >$600M of capital to close 5 acquisitions during and after the quarter ▪ Maintain ample liquidity to continue executing growth strategies

DRIVING SUSTAINABLE GROWTH THROUGH M&A

	Eastern Supply	Dana Kepner	ACF West	EGW Utilities	Geothermal Supply
Status	Closed February 2024	Closed March 2024	Closed April 2024	Closed April 2024	Closed May 2024
# of Locations	2	21	6	1	1
Geography	Virginia, Pennsylvania	Arizona, Colorado, Connecticut, Massachusetts, Nevada, Rhode Island, Texas, Wyoming	Oregon, Washington, Idaho, Utah	Texas	Kentucky
Product Lines	Storm Drainage	Pipes, Valves & Fittings Storm Drainage Meters	Geosynthetics & Erosion Control	Pipes, Valves & Fittings Meters	Pipes, Valves & Fittings

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Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $220 $217 Q1'23 Q1'24 $0.50 $0.49 Q1'23 Q1'24 $439 $468 Q1'23 Q1'24 $1,574 $1,741 Q1'23 Q1'24 9 Q1 2024 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share ($ in Millions, Except Per Share Amounts) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. 27.9%% Margin 14.0% +11% (100 bps) (150 bps) 12.5% 26.9% % Margin(1) +7% (2%)(1%)

CASH FLOW & BALANCE SHEET

($ in Millions)

Operating Cash Flow

	Q1'23	Q1'24	Δ
Adjusted EBITDA[1]	$220	$217	($3)
Working Capital	(52)	(76)	(24)
Cash Taxes[2]	(27)	(47)	(20)
Cash Interest	(18)	(21)	(3)
Other	(3)	5	8
Operating Cash Flow	$120	$78	($42)

Capital Structure

Facility	Maturity	Interest Rate	Q1'23	Q1'24
Senior ABL Credit Facility	2/9/29	S + 125[3]	$130	$241
Senior Term Loan due 2028	7/27/28	S + 200	1,474	1,459
Senior Term Loan due 2031	2/9/31	S + 225	-	749
Total Debt			$1,604	$2,449
Net Debt Leverage[4][5]			1.7x	2.7x

Liquidity



ABL Facility Available
Cash & Cash Equivalents
$1,109
$1,023
Q1'23
Q1'24

Interest Rate Swaps

Summary of Terms	Swap #1	Swap #2
Term SOFR Swap Rate	0.693%	3.913%
Notional Amount	$900[6]	$750[7]
Maturity	7/27/26	7/27/28

(1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity. (4) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (5) Does not give pro forma effect to acquisitions in either the current or prior year period. (6) The notional amount decreases to $800 million on July 27, 2024 and $700 million on July 27, 2025 through the instrument maturity on July 27, 2026. (7) The notional amount increases to $1,500 million on July 27, 2026 through the instrument maturity on July 27, 2028.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2024 OUTLOOK 11 Metric Outlook Net Sales % Growth vs. FY23 $7.5B - $7.6B +12% to +13% Adjusted EBITDA % Growth vs. FY23 $935M - $975M +3% to +7% Adjusted EBITDA Margin 12.5% - 12.8% Operating Cash Flow Conversion(1) 60% - 70% Considerations (1) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented. ▪ Narrowing sales outlook due to contribution from recent acquisitions ▪ Continue to expect end market volumes to grow low single- digits in FY24 ▪ Organic growth initiatives expected to deliver 200 – 400 bps of above market growth ▪ Initiative performance expected to partially offset gross margin normalization ▪ Narrowing expectation for Adjusted EBITDA due to Q1 gross margin performance and recent acquisitions

Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 13 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Capital Allocation Framework ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or dividends, subject to Board approval Operating Cash Flow Target ~60 –70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 14

COMPOUNDING GROWTH THROUGH M&A

~$1.7B of Capital Deployed on 35+ Acquisitions Since 2017

Maximize Market Presence

- Significant opportunity to fill existing geographies and product lines or expand into new geographies and product lines
- Ability to access attractive markets, new technologies and product innovations
- Diligent assessment of macro growth trends and competitive landscape

Drive Value Creation

- Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy
- Past synergies have driven highly attractive returns on capital and support shareholder value creation

Leverage Entrepreneurial Culture

- Successful track record of retaining and promoting management and associates of acquired companies
- Our "local service, nationwide" philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach

2017	2018	2019	2020	2021	2022	2023	2024 YTD
▪ Minnesota Pipe & Equipment	▪ STL Fab & Supply ▪ DOT Sales ▪ Finish Line Systems ▪ DCL Fabrication & Supply	▪ Maskell Pipe & Supply ▪ Long Island Pipe Supply ▪ J&J Supply / Erosion Resources & Supply	▪ R&B Company ▪ Water Works Supply	▪ Triple T Pipe & Supply ▪ Pacific Pipe ▪ L&M Bag and Supply ▪ CES Industrial Piping Supply ▪ Catalone Pipe & Supply	▪ Dodson Engineered Products ▪ Lock City Supply ▪ Earthsavers Erosion Control ▪ Inland Water Works Supply ▪ Trumbull ▪ Distributors ▪ Lanier Municipal Supply Co.	▪ Landscape & Construction Supplies ▪ UPSCO ▪ Midwest Pipe Supply ▪ Foster Supply ▪ D'Angelo Company ▪ Enviroscape ▪ Granite Water Works ▪ Lee Supply Company	▪ Eastern Supply ▪ Dana Kepner ▪ ACF West ▪ EGW Utilities ▪ Geothermal Supply Company

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. Pipes, Valves & Fittings Meters $55B to expand access to clean drinking water $13.5B $50B to protect against droughts, floods, heat and wildfires, in addition to major investments in weatherization and cybersecurity $2.5B Pipes, Valves & Fittings Storm Drainage $110B to repair roads and bridges and support major transformational projects $1.0B Storm Drainage Erosion Control $25B to create more modern, resilient and sustainable airport infrastructure $0.2B Fire Protection CNM Serviceable Opportunity / Representative Product Lines 16 CRITICAL INVESTMENTS FROM THE INFRASTRUCTURE INVESTMENT & JOBS ACT

RECONCILIATION OF NON-GAAP MEASURES

($ in Millions)

Adjusted EBITDA & Adjusted EBITDA Margin

	Three Months Ended		Twelve Months Ended		
	April 28, 2024	April 30, 2023	April 28, 2024	January 28, 2024	April 30, 2023
Net income attributable to Core & Main, Inc.	$ 95	$ 86	$ 380	$ 371	$ 366
Plus: net income attributable to non-controlling interest	6	47	119	160	211
Net income	101	133	499	531	577
Depreciation and amortization[(1)]	44	36	157	149	143
Provision for income taxes	33	31	130	128	129
Interest expense	34	17	98	81	70
EBITDA	$ 212	$ 217	$ 884	$ 889	$ 919
Equity-based compensation	3	2	11	10	10
Acquisition expenses[(2)]	2	-	8	6	5
Offering expenses[(3)]	-	1	4	5	2
Adjusted EBITDA	$ 217	$ 220	$ 907	$ 910	$ 936
Adjusted EBITDA Margin:					
Net Sales	$ 1,741	$ 1,574	$ 6,869	$ 6,702	$ 6,627
Adjusted EBITDA / Net Sales	12.5%	14.0%	13.2%	13.6%	14.1%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations.

(2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization).

(3) Represents costs related to our initial public offering and subsequent secondary offerings reflected in SG&A expenses in our Statement of Operations.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 18 ($ in Millions) Net Debt Leverage April 28, 2024 April 30, 2023 Senior ABL Credit Facility due February 2029 241$ 130$ Senior Term Loan due July 2028 1,459 1,474 Senior Term Loan due February 2031 749 - Total Debt 2,449 1,604 Less: Cash & Cash Equivalents (30) (1) Net Debt 2,419$ 1,603$ Adjusted EBITDA 907 936 Net Debt Leverage 2.7x 1.7x As of